UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 26, 2005

HyperFeed Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-13093	36-3131704
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

300 South Wacker Drive, Suite 300, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-913-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information provided under Item 2.03 below is incorporated by reference under this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 26, 2005 (the "Effective Date"), the Registrant and PICO Holdings, Inc. ("PICO") amended and restated the Amended and Restated Secured Convertible Promissory Note dated March 28, 2005. Pursuant to the Amended and Restated Secured Convertible Promissory Note dated August 26, 2005 (the "Amended Convertible Note"), the Registrant may borrow up to $6.0 million at an interest rate of prime plus 2.75%, of which $4.0 million is outstanding as of the Effective Date. The Registrant is obligated to repay all outstanding principal and accrued interest under the Amended Convertible Note on March 28, 2006. The Amended Convertible Note provides that the number of shares of the Registrant’s Common Stock that PICO would receive in connection with a conversion of any amounts outstanding under the Amended Convertible Note would be determined by dividing the total outstanding amount to be converted by the lesser of (i) eighty percent (80%) of the five-day moving average price per share of the Registrant’s Common Stock on the date of PICO’s election to exercise its conversion right or (ii) $1.36 (which is equal to 80% of the price per share of the Registrant’s Common Stock on July 27, 2005). The number of shares of the Registrant’s Common Stock issuable upon conversion of the Amended Convertible Note is not subject to a cap. In addition, in connection with issuing the Amended Convertible Note, the Registrant issued to PICO a warrant to purchase 125,000 shares of Common Stock of the Registrant, at an exercise price of $1.70 per share. The warrant expires on August 26, 2008. The Amended Convertible Note continues to be secured by the assets of the Registrant, and is subordinated to the security interest granted under the Registrant’s line of credit.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided under Item 2.03 above is incorporated by reference under this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 – Amended and Restated Secured Convertible Promissory Note, dated August 26, 2005

Exhibit 10.2 – Warrant to Purchase 125,000 Shares of Common Stock, Par Value $0.001 Per Share, dated August 26, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyperFeed Technologies, Inc.

September 1, 2005	By:	Randall J. Frapart

Name: Randall J. Frapart
Title: SVP & CFO

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Secured Convertible Promissory Note, dated August 26, 2005
10.2	Warrant to Purchase 125,000 Shares of Common Stock, Par Value $0.001 Per Share, dated August 26, 2005